SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

Effective immediately, for the following portfolio:

Large Cap Growth Portfolio (the “Portfolio”) in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Goldman Sachs Asset Management, L.P. (“GSAM”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Steven M. Barry	1999	Managing Director and Chief Investment Officer-Growth Equity

Timothy M. Leahy	2011	Managing Director and Co-Lead Portfolio Manager – Strategic Growth

Stephen E. Becker	2013	Managing Director and Co-Lead Portfolio Manager - Strategic Growth

Dated: June 19, 2013